UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

FIRSTFED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6320 Canoga Avenue, #1551 Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 598-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On May 13, 2010, FirstFed Financial Corp. (“Debtor”) filed its unaudited monthly operating report for the period beginning April 1, 2010 and ending April 30, 2010 (the “April Report”) with the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the “Bankruptcy Court”). The April Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statements Regarding April Report

The April Report is limited in scope, covers only a one-month time period and has been prepared solely for the purpose of Debtor’s compliance with the monthly reporting requirements of the Bankruptcy Court. The April Report contains financial information that (i) has not been audited or reviewed by an independent registered public accounting firm; (ii) is not presented in accordance with generally accepted accounting principles in the United States of America; and (iii) may be subject to future reconciliation, adjustments or other modification or amendment. The information contained in the April Report has been prepared in accordance with applicable laws and regulations under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the April Report is complete. The April Report contains information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The April Report does not include footnotes that would ordinarily be contained in the financial statements in Debtor’s quarterly and annual reports pursuant to the Exchange Act. Debtor may amend or otherwise change the information contained in the April Report at a future date. The operating results set forth in the April Report should not be viewed as indicative of Debtor’s future results.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto may contain certain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Debtor’s control, which could cause actual results to differ materially from such statements. Unless legally required, the Debtor disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Debtor’s Monthly Operating Report for the period beginning April 1, 2010 and ending April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP.
(Registrant)

May 14, 2010	By:	/s/ BABETTE E. HEIMBUCH
Babette E. Heimbuch
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Debtor’s Monthly Operating Report for the period beginning April 1, 2010 and ending April 30, 2010.